UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2010

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On May 15, 2010, Timothy Garvey, MD, professor of medicine and chair of the department of nutrition sciences at the University of Alabama at Birmingham and a Qnexa investigator, will deliver an oral presentation entitled: “Weight Loss With Controlled-Release Phentermine-Topiramate (PHEN/TPM CR) Drives Improvements in Obesity-Related Comorbidities in Overweight and Obese Subjects over 12 Months Treatment,” beginning at 1:55 p.m. at The 3rd World Congress on Controversies to Consensus in Diabetes, Obesity and Hypertension (CODHy), in Prague, Czech Republic.

A copy of the slides to be presented by Dr. Garvey is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1

Slide presentation dated May 15, 2010, entitled “Weight Loss With Controlled-Release Phentermine-Topiramate (PHEN/TPM CR) Drives Improvements in Obesity-Related Comorbidities in Overweight and Obese Subjects over 12 Months Treatment.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date: May 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1

Slide presentation dated May 15, 2010, entitled “Weight Loss With Controlled-Release Phentermine-Topiramate (PHEN/TPM CR) Drives Improvements in Obesity-Related Comorbidities in Overweight and Obese Subjects over 12 Months Treatment.”